                                                                 Exhibit 10.6(c)


                            INTERCREDITOR AGREEMENT
                            -----------------------


          THIS INTERCREDITOR AGREEMENT is dated this ___ day of March, 1999 by and among MidFirst BANK and its successors and assigns ("MidFirst"), CORAL RESERVES, INC., an Oklahoma corporation ("Coral Reserves"), CORAL RESERVES ENERGY CORP., an Oklahoma corporation ("Coral Energy"), CORAL RESERVES GROUP, LTD., an Oklahoma corporation ("Coral Ltd.") (collectively, Coral Reserves, Coral Energy, and Coral Ltd. are referred to herein as the "Coral Group"), and INDIAN OIL COMPANY, an Oklahoma corporation (the "Borrower").

                                   RECITALS:
                                   --------

          WHEREAS, on December 22, 1997, Borrower and MidFirst entered into that certain Credit Agreement and other loan documents providing for a loan in the principal amount of $12,000,000.

          WHEREAS, on February 15, 1999, the Coral Group and Borrower entered into that certain Agreement and Plan of Merger ("Merger Agreement").

          WHEREAS, pursuant to the Merger Agreement, the Coral Group purchased or shall purchase from Borrower, for $6,000,000, an unsecured contingent production payment.

          WHEREAS, in return for such $6,000,000 purchase, Borrower has agreed to make a production payment to the Coral Group from proceeds received from Borrower's interests in oil and gas properties in the amount of $56,250 per month (the "Contingent Production Payment").

          WHEREAS, Borrower intends to pay $6,000,000 against the indebtedness owing to MidFirst.

          WHEREAS, Borrower and MidFirst intend to enter into a Credit Agreement (the "MidFirst Loan Agreement") and promissory note in the principal amount of $6,000,000 (the "MidFirst Note") and other loan documents (the "MidFirst Loan Documents") providing for a loan by MidFirst to Borrower in the amount of $6,000,000.

          WHEREAS, all indebtedness evidenced by the MidFirst Loan Agreement, the MidFirst Note and the MidFirst Loan Documents is referred to herein as the "MidFirst Debt."

          WHEREAS, this Intercreditor Agreement sets forth the subordination of the payment of the Contingent Production Payment to the MidFirst Debt.

          NOW, THEREFORE, in consideration of the mutual promises herein contained and such other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          I.   REPRESENTATIONS AND WARRANTIES.  The Coral Group and Borrower
               ------------------------------
represent and warrant to MidFirst that:

               (a)  The Contingent Production Payment.  As of the date hereof,
                    ---------------------------------
the total indebtedness owing by Borrower to the Coral Group is evidenced by the Contingent Production Payment.

               (b)  Default.  There is no default in the indebtedness from
                    -------
Borrower to the Coral Group or under any other agreements between Borrower and third parties.

          II.  JUNIOR PRIORITY OF CONTINGENT PRODUCTION PAYMENT.  In order to
               ------------------------------------------------
induce MidFirst to extend a loan to Borrower, it is agreed as follows:

               (a)  Junior Priority.  The Coral Group agrees that the Contingent
                    ---------------
Production Payment shall be and hereby is inferior and junior to the MidFirst Debt, unless otherwise agreed to in writing by MidFirst, and the Coral Group shall be entitled to no payments pursuant to the Contingent Production Payment until the full cash payment of any and all indebtedness (including all interest after the date of filing of a petition by or against Borrower under any bankruptcy act) of any nature whatsoever now due to MidFirst from Borrower pursuant to the MidFirst Loan, as the same may be amended from time to time. Notwithstanding the above, the Coral Group shall be entitled to the monthly Contingent Production Payment so long as Borrower is not in default of the MidFirst Loan Agreement. Upon the occurrence of a Default or an Event of Default under the MidFirst Loan Agreement, the Contingent Production Payment shall be suspended and not made until such Default or Event of Default has been cured to MidFirst's satisfaction.

               (b)  No Action by the Coral Group.  The Coral Group will not,
                    ----------------------------
without MidFirst's prior written consent, accelerate, assert, collect or enforce the Contingent Production Payment or any part thereof and/or otherwise exercise its remedies pursuant to the Contingent Production Payment and the Merger Agreement until the MidFirst Debt has been paid in full.

               (c)  No Amendment.  The Coral Group shall not amend or permit
                    ------------
amendment of the terms of any instrument or agreement evidencing the Contingent Production Payment without the prior written consent of MidFirst.

               (d)  Payments Held in Trust.  In the event that any payment of
                    ----------------------
principal or interest or other payment or distribution of assets of Borrower shall be received by any holder of the Contingent Production Payment in violation of the provisions hereof, and before payment in full of the MidFirst Debt, such payment or distribution shall be held by such holder of the Contingent Production Payment in trust for the holder of the MidFirst Debt by such holder of the Contingent Production Payment (subject to the rights of Bank One Oklahoma, N.A. under its Intercreditor Agreement with the Coral Group and Borrower of even date (the "Bank One Agreement")) to the extent necessary to make payment of any unpaid MidFirst Debt.

               (e)  Permissive Payments.  Borrower agrees with MidFirst that,
                    -------------------
after the execution hereof, it will not pay the Contingent Production Payment to the Coral Group until the MidFirst Debt is paid in full; provided, however, as long as no Default or Event of Default under the MidFirst Credit Agreement has occurred or is continuing under the MidFirst Loan, MidFirst agrees that Borrower shall be allowed to service the monthly Contingent Production Payment.

               (f)  MidFirst Modifications.  With respect to the MidFirst Debt,
                    ----------------------
the Coral Group agrees that MidFirst may grant extensions of the time of payment or performance, make compromises, including releases of collateral and settlements with Borrower, or otherwise modify the MidFirst Debt without affecting the agreements of the Coral Group or Borrower hereunder.

               (g)  Discontinuance of MidFirst Debt.  If, at any time hereafter,
                    -------------------------------
MidFirst shall determine to discontinue the extension of credit to Borrower, MidFirst may do so. This Agreement shall continue in full force and effect until Borrower shall have satisfied all obligations and MidFirst shall have been paid in full on all indebtedness, of any nature whatsoever that may be due on the MidFirst Loan Agreement or any amendments thereto to MidFirst from Borrower.

          III. MISCELLANEOUS.
               -------------

               (a)  Insolvency.  In the event of any liquidation, dissolution or
                    ----------
winding up of the Borrower, or any execution sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Borrower or its property, all principal, interest and other amounts owing on the MidFirst Debt shall first be paid in full in cash before any payment is made upon the Contingent Production Payment; and in any such event, and in the event of any payment in violation of this Intercreditor Agreement, any payment or distribution of any kind or character, whether in cash, property or securities which shall be made upon or in respect of the Contingent Production Payment shall (subject to the rights of Bank One under the Bank One Agreement) be paid over to MidFirst for application in payment thereof unless and until the MidFirst Debt shall have been paid or satisfied in full in cash.

               (b)  Proof and Vote of Claims.  The Coral Group hereby appoints,
                    ------------------------
which appointment is irrevocable and coupled with an interest, MidFirst, its successors and assigns, as the Coral Group's true and lawful attorney, with full power of substitution, in the name of the Coral Group, MidFirst or otherwise. Such appointment shall be for the sole use and benefit of MidFirst, to the extent permitted by law, to prove and vote all claims relating to the Contingent Production Payment, and to receive and collect all distributions and payments to which the Coral Group would be otherwise entitled on any liquidation of Borrower or in any proceeding affecting Borrower or its property under any bankruptcy or insolvency laws or any laws or proceedings relating to the relief of the Borrower, readjustment, composition or extension of indebtedness or reorganization, subject to the rights of Bank One under the Bank One Agreement.

               (c)  Administrative Proceedings.  The Coral Group agrees that
                    --------------------------
it will not commence, prosecute or participate in any administrative, legal, or equitable action against Borrower or in any administrative, legal or equitable action arising out of Borrower's failure to make the Contingent Production Payment that might adversely affect Borrower or its interest, without MidFirst's prior written consent.

               (d)  No Interference.  The Coral Group agrees that it will not
                    ---------------
take any action that will impede, interfere with or restrict or restrain the exercise by MidFirst of its rights and remedies under the MidFirst Loan Documents and, upon the commencement of any bankruptcy of the Borrower, will take such actions as may be reasonably necessary or appropriate to effectuate the subordination provided hereby. In furtherance thereof, the Coral Group hereby agrees not to oppose any motion filed or supported by MidFirst for relief from the automatic stay, for adequate protection in respect of the MidFirst Debt, and/or for the Borrower's use of cash collateral or post-petition borrowing from MidFirst.

               (e)  Collection Actions.  If the Coral Group, in violation of
                    ------------------
this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against Borrower, Borrower may interpose as a defense or plea the making of this Agreement and MidFirst may intervene and interpose such defense or plea in MidFirst's name or in the name of Borrower. If the Coral Group shall attempt to enforce any security agreements, real estate mortgages or any lien instrument or other encumbrances, MidFirst or Borrower may by virtue of this Agreement restrain the enforcement thereof in MidFirst's name or in the name of Borrower. If the Coral Group obtains any assets of the Borrower as a result of any administrative, legal, or equitable action, or otherwise, the Coral Group agrees to forthwith pay, deliver, and assign to MidFirst any such assets for application upon the amount now or hereafter owing to MidFirst by Borrower, subject to the rights of Bank One under the Bank One Agreement.

               (f)  The Coral Group Rights.  Nothing contained in this
                    ----------------------
Agreement is intended to or shall impair, as between Borrower and the holder of the Contingent Production Payment, the obligation of Borrower, which is absolute and unconditional, to pay to the holder of the Contingent Production Payment such indebtedness.

               (g)  Limitation on Assignments.  The Coral Group shall not sell,
                    -------------------------
assign or transfer any of the Contingent Production Payment, unless the buyer, assignee or transferee thereof shall agree in writing to become bound by the provisions of this Agreement and the holders of the MidFirst Debt shall have been furnished with original copies of such agreement.

               (h)  Borrower Agreement.  Borrower agrees, for the benefit of the
                    ------------------
holder of the MidFirst Debt, that, in the event the Contingent Production Payment is declared due and payable before its expressed maturity, Borrower will give prompt notice in writing of such happening to the holder of the MidFirst Debt. Borrower further agrees and covenants not to make any distribution or payment to the Coral Group in violation of the terms hereof.

               (i)  Governing Law.  This Agreement and the obligations which it
                    -------------
secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of Oklahoma.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of this ____ day of March, 1999.

BORROWER:                        INDIAN OIL COMPANY


                                 By_______________________________


CORAL GROUP:                     CORAL RESERVES, INC.


                                 By_______________________________
                                  Name:__________________________
                                  Title:_________________________

                                 CORAL RESERVES ENERGY CORP.


                                 By_______________________________
                                  Name:__________________________
                                  Title:_________________________



                                 CORAL RESERVES GROUP, LTD.


                                 By_______________________________
                                  Name:__________________________
                                  Title:_________________________


MidFirst:                        MidFirst BANK


                                 By_______________________________
                                  Alan H. Kraft
                                  Senior Vice President